Fair Value Measurement	12 Months Ended
Dec. 31, 2023
Fair Value Measurement [Abstract]
FAIR VALUE MEASUREMENT
18.	FAIR VALUE MEASUREMENT

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

In addition to recurring fair value measurements of assets and liabilities, we also measure certain non-financial assets and liabilities at fair value on a non-recurring basis. For our equipment, fair value measurement is triggered when there are indications of impairment and the carrying amount exceeds the projected undiscounted cash flows of the asset. We record these assets at fair value only when an impairment charge is recognized.

Assets and liabilities not measured at fair value on a recurring basis

As of December 31, 2023 and 2022, the fair value of cash and cash equivalents, accounts receivables, net, prepayments to suppliers, other current assets, accounts payables, contract liabilities, accrued expenses and amount due from/due to related parties approximated their carrying values because of the short-term nature of these instruments.

The carrying amounts of long-term payables approximate their fair values as they are subject to interest rates close to the market rate of interests for similar arrangements with financial institutions.